                                                                    EXHIBIT 99.2
                                 FORTUNE BRANDS

Strong Brands
in
Attractive Markets

                                                                     Consistent,
                                                                    Solid Growth
                                                                    & Increasing
                                                                         Returns

Driving Change --
Focused on
Shareholder Value

                                 FORTUNE BRANDS


                                   2002
               (MILLIONS)
---------------------------------------------------------------------------------------------------
Net Sales                        $5,678                                     +2%
                                                                (+5% comparable growth(1))

---------------------------------------------------------------------------------------------------

Operating Income                   $787                                    +48%
                                                                (+10% comparable growth(1))

---------------------------------------------------------------------------------------------------

Diluted EPS                       $3.41                                    +37%
                                                               (+19% before charges/gains(1)(2))

---------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
Return On Equity(1)                 22%                              +2% points

---------------------------------------------------------------------------------------------------

Dividends                          $153                         Rate +8% to $1.08

---------------------------------------------------------------------------------------------------

Free Cash Flow(1)                  $447                          $2.90 per share
  (after dividends)

---------------------------------------------------------------------------------------------------


Market Capitalization            $6,342                         151mm shares @ $42


Percentage of Operating Contribution(1)  (2002):

Home & Hardware brands (46%); Spirits & Wine brands (31%); Golf brands (15%); Office brands (8%)

Sales by Brand: MOEN - $750 Million(5); TITLEIST - $600 Million; JIM BEAM - $350 Million; ARISTOKRAFT - $350 Million; FOOTJOY - $250 Million; SCHROCK - $250 Million; MASTER LOCK - $200 Million; WATERLOO - $200 Million; WILSON JONES - $200 Million; DEKUYPER - $150 Million; ACCO - $150 Million; REXEL -
$150 Million; COBRA - $100 Million; SWINGLINE - $100 Million;

                       STRONG BRANDS IN ATTRACTIVE MARKETS

LEADING BRANDS AND MARKET POSITIONS.

--  ~90% SALES FROM #1 OR #2 MARKET POSITIONS (UP FROM 80%+ IN 2001).

    --LARGEST CUSTOMER LESS THAN 5% TOTAL SALES.

-- HOME ($2,532MM '02 SALES, 45% OF TOTAL): A LEADER IN KITCHEN & BATH PRODUCTS IN NORTH AMERICA WITH #2 ARISTOKRAFT/SCHROCK/OMEGA CABINETS AND #1 MOEN FAUCETS (~80% OF HOME SALES); A LEADER IN HARDWARE WITH #1 MASTER LOCK PADLOCKS AND #1 WATERLOO TOOL STORAGE (PRIMARY SUPPLIER FOR SEARS CRAFTSMAN(R) LINE).

-- SPIRITS & WINE ($1,033MM SALES, INCL. $311MM EXCISE TAXES, 18% OF TOTAL): LEADER IN BOURBON (JIM BEAM #1 WORLDWIDE) AND CORDIALS (DEKUYPER #1 U.S.), REPRESENTING 3/4'S BRAND CONTRIBUTION;
    SUPER-PREMIUM GEYSER PEAK WINE, KNOB CREEK BOURBON, VOX VODKA AND DALMORE SCOTCH.

-- GOLF ($1,008MM SALES, 18% OF TOTAL): #1 GOLF EQUIPMENT MANUFACTURER; #1 IN GOLF BALLS WITH TITLEIST AND PINNACLE (40-45% OF GOLF SALES); #2 IN GOLF CLUBS WITH

    TITLEIST AND COBRA (25-30% SALES), #1 IN GOLF SHOES & GLOVES WITH FOOTJOY (~25% SALES), AND #1 GOLF OUTERWEAR, OTHER ACCESSORIES (5-10% SALES).

-- OFFICE ($1,105MM SALES, 19% OF TOTAL): #1 IN NORTH AMERICA WITH #1 WILSON JONES RING BINDERS, #1 SWINGLINE STAPLERS/PUNCHES, #1 ACCO CLIPS, #1 KENSINGTON PC SECURITY, #2 APOLLO/BOONE WHITE BOARDS & OVERHEAD PROJECTORS (U.S.) AND #2 DAY-TIMER; #1 IN U.K., REXEL STAPLERS; #1 IN AUSTRALIA, MARBIG OFFICE SUPPLIES.

    STRONG DEMOGRAPHICS DRIVE 3-4% LONG-TERM MARKET GROWTH:

-- HOME: AGING HOUSING STOCK AND BABY BOOMERS, BATHROOMS PER HOME, LARGER KITCHENS, CONSUMER SPENDING ON HOME, IMMIGRATION.

-- SPIRITS & WINE: GROWTH OF U.S. LEGAL-AGE DRINKERS, COCKTAIL RESURGENCE, FASTER GROWTH OF PREMIUM BRANDS, GROWING INTERNATIONAL DEMAND FOR BOURBON.

-- GOLF: LOW SINGLE-DIGIT LONG-TERM GROWTH TREND IN U.S. ROUNDS OF PLAY DESPITE FLAT PARTICIPATION (MAJOR INCREASE IN ROUNDS AS BABY BOOMERS
    AGE) -- WEATHER A FACTOR YEAR TO YEAR; GROWING WORLDWIDE POPULARITY OF
    GOLF.

-- OFFICE: FAST GROWTH OF SMALL, HOME AND MOBILE OFFICES; INFORMATION AGE DRIVING ~5-7% GROWTH IN CUT-SHEET PAPER; WHITE COLLAR EMPLOYMENT ALSO A GROWTH DRIVER.

FOCUSED ON HIGH-RETURN CATEGORIES WITH SIGNIFICANT OPPORTUNITY FOR INNOVATION, BRAND LOYALTY AND CONSUMER SEGMENTATION.

                  CONSISTENT, SOLID GROWTH & INCREASING RETURNS

SINCE BECOMING FORTUNE BRANDS IN 1997, DEVELOPED 6-YEAR TRACK RECORD OF MID-SINGLE TOP-LINE AND STRONG EARNINGS GROWTH AND INCREASING RETURNS.


GROWTH:                                       `97(4)      `98         `99         `00      `01      `02
                                              ---         ---         ---         ---      ---      ---
Comparable(1) Sales Growth                      4%          4%          4%          6%      -3%       5%
Comparable(1) Operating Inc. Growth            11%          8%          4%         10%      -5%      10%
Diluted EPS                                  $0.23       $1.67     $(5.35)     $(0.88)    $2.49    $3.41
EPS growth before charges/gains(1)             16%         13%         19%         15%       5%      19% (2)

RETURNS:

ROE(1) (before charges/gains)                  15%         15%         17%         20%      20%      22%
Working Capital Per Dollar Sales(1)            31%         32%         31%         31%      30%      25%
Cash Flow From Operations (mm)                $426        $404        $488        $472     $639     $787
Dividend Rate(3)                             $0.84       $0.88       $0.92       $0.96    $1.00    $1.08
Free Cash Flow(1) (after dividends)(mm)        $96         $72        $121        $112     $287     $447




INVESTMENT:

Net Capital Expenditures (mm)                 $191        $245        $217        $209     $204     $186
Acquisitions Cost (mm)                         $92        $272        $104          $0       $0     $538
Share Purchases (mm)                           $86        $112        $398        $256     $273     $278


IN 2003, WELL POSITIONED TO CONTINUE TO ACHIEVE LONG-TERM GOALS OF DOUBLE-DIGIT EPS GROWTH & IMPROVED RETURNS. LONG-TERM GOALS:

-- 4-6% INTERNAL SALES GROWTH, DRIVEN BY 3-4% AVERAGE $ MARKET GROWTH AND SHARE GAINS WITH STRONG BRAND INVESTMENT AND INNOVATION; MODEST PRICE INCREASES.

-- 6-7% INTERNAL OPERATING INCOME GROWTH DRIVEN BY ONGOING COST REDUCTION AS WELL AS OPERATING LEVERAGE (~20 BASIS POINTS MARGIN PER YEAR).

-- DOUBLE-DIGIT EPS GROWTH AND MID-TWENTIES ROE, WITH STRONGER ASSET MANAGEMENT AND HIGH-RETURN USE OF STRONG FREE CASH FLOW(1) (GROWING FROM $250-$300MM PER YEAR)

                 DRIVING CHANGE -- FOCUSED ON SHAREHOLDER VALUE

PROGRESSING STRATEGIC EVOLUTION OF PORTFOLIO TO DRIVE SHAREHOLDER VALUE.

--  HOME: FASTER GROWTH & HIGHER RETURNS.

    *  EXPANSION IN CABINETS -- ACQUIRED #4 OMEGA GROUP FOR $538MM (4/02):
       ADDS CUSTOM AND FRAMELESS-SEMI-CUSTOM LINES, ACHIEVING SIGNIFICANT CROSS-SELLING AND COST SYNERGIES ($0.15 EPS ACCRETION IN 2002, EXCEEDED $0.08-$0.10 TARGET).

       -- NOW $1.2B+ ANNUALIZED SALES, UP FROM $250MM IN 1997 WITH DOUBLE-DIGIT INTERNAL GROWTH AND TWO OTHER HIGH-RETURN ADD-ON ACQUISITIONS.

       --    #2 AND GAINING SHARE IN HIGHLY FRAGMENTED $8B INDUSTRY (~15%
             SHARE).

    *  CONTINUED INNOVATION ACROSS CHANNELS, KEY CUSTOMERS AND NEW MARKETS.

    * EXITED (10/02) THE LOW GROWTH AND RETURN PLUMBING PARTS BUSINESS ($60MM SALES); EXPECTED TO BOOST EPS IN 2003 BY 2 CENTS.

--  SPIRITS & WINE: FASTER GROWTH & HIGHER RETURNS.

    * STRATEGIC ALLIANCE WITH VIN & SPRIT (6/01), THE MAKERS OF ABSOLUT VODKA, CREATED A SPIRITS & WINE DISTRIBUTION LEADER -- ADDED $0.20-$0.25 EPS.

    * FURTHER STEPPING UP INVESTMENT IN FAST GROWTH AND VERY HIGH PROFITABILITY PREMIUM BRANDS -- ALSO ADDING CONSUMER PACKAGED GOODS MARKETING TALENT.

    * DIVESTED (10/01) U.K. SCOTCH ASSETS FOR $280MM (7 1/2 TRAILING CONTRIBUTION) -- LOW GROWTH AND RETURN, PRIMARILY PRIVATE-LABEL ($235MM SALES IN 2000).

--  GOLF: HIGH RETURNS & REGAINED MOMENTUM.

    *  SHARE GAINS WITH BREAK THROUGH INNOVATION (E.G. TITLEIST PRO V1 GOLF
       BALLS;

    TITLEIST PRO TITANIUM & DCI AND KING COBRA SS CLUBS; FOOTJOY GELFUSION GOLF SHOES); IMPROVED ASSET MANAGEMENT.

--  OFFICE: REPOSITIONING FOR RETURNS -- TURNING TO SALES GROWTH.

    * DELIVERED TOTAL OF $350MM OPERATING CASH FLOW AFTER RESTRUCTURING OVER 2001 AND 2002; ALSO ELIMINATED UNPROFITABLE SALES (~10% TOTAL), REDUCED HEADCOUNT 30%, AND CLOSED 12 FACILITIES, PROGRESSING TOWARD 1/3 REDUCTION IN OPERATIONS FOOTPRINT BY END OF 2003 ($25-$30MM AFTER-TAX CHARGES REMAIN).

    * BY 2004, REPOSITIONING EXPECTED TO DELIVER HIGH SINGLE-DIGIT CONTRIBUTION(1) MARGINS (VS. 6% IN '02) AND MID-TWENTIES CONTRIBUTION RETURN ON NET TANGIBLE ASSETS(1) (VS. ~15% IN '02).

STRONG BALANCE SHEET AND CASH FLOW TO DRIVE VALUE.

-- DESPITE MAJOR ACQUISITION (OMEGA) AND SHARE PURCHASES, DEBT TO TOTAL CAPITAL INCREASED ONLY 1.5% POINTS AND REMAINED UNDER 30%.

    *  57% FUNDS FLOW TO $1.1B DEBT (12/31/02) ADJUSTED FOR OPERATING LEASES.

--  LONG-TERM GOAL TO SUSTAIN "A" CREDIT RATING.

BEST INVESTMENT -- HIGHLY PROFITABLE INTERNAL GROWTH.

--  39% CONTRIBUTION RETURN ON NET TANGIBLE ASSETS(1), UP NEARLY 8% POINTS
    IN 2002.

    *  ~60% FOR SPIRITS & WINE, ~45% FOR HOME, ~25% FOR GOLF AND 15% FOR
       OFFICE.

-- MAINTAIN STRONG NEW PRODUCT PIPELINE (~25% SALES FROM NEW PRODUCTS AND LINE EXTENSIONS INTRODUCED OVER PAST 3 YEARS).

--  CONTINUED ADVERTISING (6% COMPARABLE(1) INCREASE IN 2002).

HIGH-RETURN OPPORTUNITIES FOR ADD-ON ACQUISITIONS AS WELL AS JOINT VENTURES.

--  FOCUS ON HOME & HARDWARE AND PREMIUM SPIRITS & WINE.

-- RETURN FOCUS: BUY WELL AND TARGET TO HALVE MULTIPLE PAID IN 3-4 YEARS WITH SYNERGIES.

--  RETURNS COMPARED WITH COST OF CAPITAL, INTERNAL GROWTH AND SHARE PURCHASES.

SHARE PURCHASES -- AN ATTRACTIVE INVESTMENT AT $42 STOCK PRICE (2/13/03), TRADING AT SUBSTANTIAL DISCOUNT TO THE S&P DESPITE SUPERIOR PERFORMANCE.

--  REPURCHASED 20% SHARES SINCE 1999 (34.2MM), INCLUDING 4% IN 2002 (5.7MM).

-- FIVE SUCCESSIVE $0.04 ANNUAL DIVIDEND INCREASES 1997-2001 --- DOUBLED TO $0.08 IN 2002.

                           EPS BEFORE CHARGES/GAINS(1)


                                           GROWTH RATE '96?'02          FORWARD P/E(6)       DIVIDEND YIELD
                                           -------------------          -----------          --------------
     FORTUNE BRANDS                                     +12%                  11.9X                2.6%
     S&P 500                                             +2%                  15.7X                1.9%
     S&P 500 INDUSTRIALS                                 +2%                  17.8X                1.8%
     (EXCL. TECH, FINANCIALS, UTILITIES &
     TRANSPORTATION)



     PAY-FOR-PERFORMANCE CULTURE -- CLOSELY TIED TO CREATING SHAREHOLDER VALUE.

    -- EXECUTIVE COMP. 2/3'S STOCK BASED (EPS/ROE TARGETS DRIVE 40% OF STOCK COMP.).

    --  ADD-ON ACQUISITION "COMMITMENT" CASES ADDED TO COMPENSATION PLAN
        TARGETS.

(1) The following measures are used by management to gauge the financial performance of the overall Company and its operations as well as evaluate specific growth and cost reduction investments. These are non-GAAP (Generally Accepted Accounting Principles) measures provided supplementally for investors seeking additional information. These measures should not be considered a substitute for GAAP and may be inconsistent with similar measures presented by other companies:

    "BEFORE CHARGES/GAINS" excludes restructuring and restructuring-related charges and special items, including gains or losses on divestitures, tax credits or charges, and writedowns of identifiable intangibles or goodwill. For 2002, these items included a tax benefit of $0.47 per share and restructuring and related charges of $0.24 per share.

    "COMPARABLE" GROWTH is "before charges/gains" and also excludes the impact of divestitures (including the 2001 benefit from adjustments related to the Scotch divestiture) over the prior year, changes in foreign currency exchange rates, spirits & wine excise taxes on net sales, and 2001 sales of ABSOLUT vodka recorded on an interim basis, and includes acquisition internal growth (fully added to base period). Amortization of intangibles 1996-2002 is based on current intangible values and FAS 142 goodwill accounting (adopted January 1, 2002). Prior periods reflect current GAAP. For full explanation of restructuring charges and restructuring related charges as well as gains, please see press releases and public filings, which are available at www.fortunebrands.com.

    "OPERATING (COMPANY) CONTRIBUTION" (OCC) reflects the underlying pre-tax earnings generated by business segment. It is GAAP operating income excluding restructuring and restructuring-related charges, corporate administrative expenses and the amortization of intangibles.

    "FREE CASH FLOW" reflects the cash flow to invest in internal growth, make acquisitions, pay down debt and repurchase stock. It is equal to GAAP cash flow from operations (includes working capital) less net capital expenditures and dividends to stockholders.

    "ROE" (return on equity) is net income over the past 12 months before charges/gains divided by a four-quarter average of total stockholders' equity before charges/gains.

    "WORKING CAPITAL PER DOLLAR SALES" measures the cents of working capital supporting each dollar of net sales. It is equal to a four-quarter average of the sum of accounts receivable and inventory minus accounts payable divided by the net sales over the past 12 months.

    "CONTRIBUTION RETURN ON NET TANGIBLE ASSETS" reflects the operating returns of the business. It represents pre-tax contribution divided by total assets less intangibles, accounts payable and other non-interest bearing liabilities.

(2) Excludes 31 cents FAS 142 goodwill benefit for 2002.

(3) Based on indicated annual rate at end of period.

(4) Pro forma for 5/30/97 Gallaher spin-off as it occurred 1/1/96.

(5) All brand sales are based on 2002 sales rounded to nearest $50 million.

(6) First Call 2003 EPS consensus ($3.55 for Fortune Brands; $51.96 for S&P 500; $52.75 for S&P Industrials).

This contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, returns on pension assets, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits and wine, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brand groups, expenses and disruptions related to shifts in manufacturing to different locations and sources, challenges in the integration of acquisitions and joint ventures, as well as other risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings.

                              WWW.FORTUNEBRANDS.COM


2/18/03